UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 28, 2007

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51327	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52ndStreet
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 28, 2007, BlackRock Kelso Capital Corporation (the “Company”) amended and restated its $500,000,000 senior secured, multi-currency credit facility (the “Facility”) due December 2010.  The amended and restated Facility provides for $600,000,000 in total availability, consisting of $455,000,000 in revolving loan commitments from existing lenders and $145,000,000 in term loan commitments from new and existing lenders.  The proceeds from the term loan commitments, which were fully drawn at closing, were used to reduce the Company’s outstanding borrowings under the revolving portion of the Facility.  Total revolving loan commitments will revert to $400,000,000 on April 14, 2008.  Subject to certain conditions, the Company has the ability in the future to seek additional commitments from new and existing lenders up to an aggregate amount not to exceed $1,000,000,000 with respect to revolving loans and $395,000,000 with respect to term loans.  Pricing of the revolving portion of the Facility remains at 87.5 basis points over LIBOR and pricing of the term loans is at 150 basis points over LIBOR.  The term loans mature on December 6, 2010, the termination date of the Facility, and term loans, once repaid, may not be reborrowed.  The Facility will continue to be used to supplement the Company’s equity capital to make additional portfolio investments and for general corporate purposes.

From time to time, certain of the lenders under the Facility provide customary commercial and investment banking services to the Company.

The amended and restated Facility, among the Company, Citibank, N.A., JP Morgan Chase Bank, N.A., Wachovia Bank, National Association, Merrill Lynch Capital Corporation, Bear Stearns Corporate Lending Inc., UBS Loan Finance LLC, Credit Suisse, Cayman Islands Branch, KBC Bank N.V. and Natixis, New York Branch is attached hereto as Exhibit 10.1.

ITEM 2.03.      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above in Item 1.01 is incorporated into Item 2.03 by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1
Amended and Restated Senior Secured Credit Agreement, dated as of December 28, 2007, among BlackRock Kelso Capital Corporation, the lenders party thereto, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wachovia Bank, National Association, as Documentation Agent

Forward-Looking Statements

Statements included herein may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward looking statements made herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: January 2, 2008	By:	/s/ Frank D. Gordon
		Name:	Frank D. Gordon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended and Restated Senior Secured Credit Agreement, dated as of December 28, 2007, among BlackRock Kelso Capital Corporation, the lenders party thereto, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wachovia Bank, National Association, as Documentation Agent